UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2023

Anzu Special Acquisition Corp I

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-40133 (Commission File Number)	86-1369123 (IRS Employer Identification No.)

12610 Race Track Road, Suite 250 Tampa, FL (Address of principal executive offices)	33626 (Zip Code)

Registrant’s telephone number, including area code: (202) 742-5870

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one redeemable Warrant	ANZUU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	ANZU	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	ANZUW	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, Anzu Special Acquisition Corp I (“Anzu”) entered into a Business Combination Agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”) with Envoy Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Anzu (“Merger Sub”) and Envoy Medical Corporation, a Minnesota corporation (“Envoy”) pursuant to which, and subject to certain conditions, Merger Sub will merge with and into Envoy, with Envoy surviving the merger as a wholly owned subsidiary of Anzu (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement and any other agreement executed and delivered in connection therewith, the “Proposed Business Combination”).

Attached hereto as Exhibit 99.1 and incorporated by reference herein is an updated investor presentation, which provides an overview of Envoy and certain information regarding the Proposed Business Combination and supersedes the investor presentation included as Exhibit 99.1 to the Form 8-K filed by Anzu with the Securities and Exchange Commission (“SEC”) on February 22, 2023.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-Looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the expectations of Envoy or Anzu concerning the outlook for their business, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets, as well as any information concerning possible or assumed future operations of Envoy. Forward-looking statements also include statements regarding the expected benefits of the Proposed Business Combination. The forward-looking statements contained in this Current Report on Form 8-K reflect Anzu’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Anzu does not guarantee that the transactions and events described will happen as described (or that they will happen at all). In particular, there can be no assurance that the Proposed Business Combination will close on the expected timeline or at all. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to, the ability to meet the conditions of the Proposed Business Combination, including approval by stockholders of Anzu; the occurrence of any event, change or other circumstances that could give risk to the termination of the Business Combination Agreement or any other agreement described in the Registration Statement (as defined below); the combined company’s performance following the Proposed Business Combination; changes in the market price of shares of the combined company’s Class A Common Stock after the Proposed Business Combination, which may be affected by factors different from those currently affecting the price of shares of Anzu Class A Common Stock; the combined company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors following the Proposed Business Combination; unpredictability in the medical device industry, the regulatory process to approve medical devices, and the clinical development process of Envoy products; competition in the medical device industry, and the failure to introduce new products and services in a timely manner or at competitive prices to compete successfully against competitors; disruptions in relationships with Envoy’s suppliers, or disruptions in Envoy’s own production capabilities for some of the key components and materials of its products; changes in the need for capital and the availability of financing and capital to fund these needs; Envoy’s ability to realize some or all of the anticipated benefits of the Proposed Business Combination; changes in interest rates or rates of inflation; legal, regulatory and other proceedings could be costly and time-consuming to defend; changes in applicable laws or regulations, or the application thereof on Envoy; a loss of any of Envoy’s key intellectual property rights or failure to adequately protect intellectual property rights; if Anzu’s stockholders fail to properly demand redemption rights, they will not be entitled to convert their Anzu Class A Common Stock into a pro rata portion of the funds held in the Trust Account; the Anzu Board did not obtain a third-party fairness opinion in determining whether to proceed with the Proposed Business Combination; the financial and other interests of the Anzu Board may have influenced the Anzu Board’s decision to approve the Proposed Business Combination; the combined company’s ability to maintain the listing of its securities on Nasdaq following the Proposed Business Combination; the effects of catastrophic events, including war, terrorism and other international conflicts; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements” in the Registration Statement (as defined below) and in other reports Anzu files with the SEC. If any of these risks materialize or Anzu’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While forward-looking statements reflect Anzu’s good faith beliefs, they are not guarantees of future performance. Anzu disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Current Report on Form 8-K, except as required by applicable law. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Anzu.

Additional Information and Where to Find It

In connection with the Proposed Business Combination, Anzu has filed with the SEC a registration statement on Form S-4 (File No. 333-271920) (the “Registration Statement”) that was declared effective by the SEC on September 14, 2023. The Registration Statement includes a proxy statement in connection with Anzu's solicitation of proxies for the vote by Anzu's stockholders with respect to the Proposed Business Combination and other matters as may be described in the Registration Statement, as well as a prospectus relating to the offer and sale of the securities to be issued in connection with the Proposed Business Combination. On September 14, 2023, Anzu commenced the mailing of the definitive proxy statement/prospectus to its stockholders as of September 5, 2023, the record date established for voting on the Proposed Business Combination and other matters described in the Registration Statement. Anzu also plans to file other relevant documents with the SEC regarding the Proposed Business Combination. This Current Report on Form 8-K is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that Anzu will send to its stockholders in connection with the Proposed Business Combination. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THIS CURRENT REPORT ON FORM 8-K AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Copies of the Registration Statement, the definitive proxy statement/prospectus and other documents filed by Anzu or Envoy with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

Anzu, Envoy and their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Anzu’s stockholders in connection with the Proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Anzu’s stockholders in connection with the Proposed Business Combination and a description of their direct and indirect interests are contained in the Registration Statement. Information regarding Anzu’s directors and executive officers can be found in its Annual Report on Form 10-K filed with the SEC on April 3, 2023. These documents can be obtained free of charge at the SEC’s website at www.sec.gov.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Proposed Business Combination and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Proposed Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
99.1	Investor Presentation dated September 15, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 15, 2023	Anzu Special Acquisition Corp I

	By:	/s/ Dr. Whitney Haring-Smith
Dr. Whitney Haring-Smith
Chief Executive Officer